UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 30, 2024

NATURE’S MIRACLE HOLDING INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41977	88-3986430
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

858 N Central Ave Upland, CA	91786
(Address of registrant’s principal executive office)	(Zip code)

(949) 798-6260

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	NMHI	The Nasdaq Stock Market LLC
Warrants to purchase Common Stock, at an exercise price of $11.50 per share	NMHIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02. Termination of a Material Definitive Agreement.

As previously disclosed, on July 17, 2024, Nature’s Miracle Holding Inc. (the “Company”) entered into a securities purchase agreement (the “Securities Purchase Agreement”) with a certain investor (the “Purchaser”) pursuant to which the Company sold, in a private placement, a $180,000 convertible note (the “Note”) with an original issue discount of $27,500, and a warrant to purchase up to 217,500 shares of common stock (the “Warrant Shares”) of the Company at an exercise price of $0.87 per share. As consideration for entering into the Securities Purchase Agreement, the Company issued a total of 180,000 shares (the “Commitment Shares”) to the Purchaser on July 19, 2024.

On July 30, 2024, the Note was terminated as a result of the Company’s full payment of the Note’s principal amount and accrued interest and other fees in the total amount of $212,400. As a result, all obligations under the Note have been satisfied, and the Note is no longer outstanding.

As a result of the extinguishment of the debt owed pursuant to the Note, the Company neither has the obligation to provide the Purchaser with participation rights with respect to any future offering of securities nor the right to finance any future offering of debt securities, among other things, as set forth in the Securities Purchase Agreement. Even with the termination of the Note, the Company has to provide the Purchaser the opportunity, at any time on or after July 17, 2024 until the shares underlying the Note, the Warrant Shares and the Commitment Shares (collectively, the “Shares”) may be sold pursuant to Rule 144 promulgated under the Securities Act of 1933, as amended, without volume limitation, to register the sale of a number of Shares in a registration statement if the Company intends to file a registration statement with respect to an offering of securities, unless, among other things, the offering is an underwritten offering.

The foregoing description of the Securities Purchase Agreement is not intended to be complete and is qualified in its entirety by reference to the full text of the Securities Purchase Agreement, respectively, a copy of which is filed as Exhibit 10.1 hereto and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Securities Purchase Agreement dated as of July 17, 2024, by and between Nature’s Miracle Holding Inc. and the investor (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on July 19, 2024).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 1, 2024

NATURE’S MIRACLE HOLDING INC.

By:	/s/ Tie (James) Li
Name:	Tie (James) Li
Title:	Chief Executive Officer

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